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                                                                    Exhibit 99

[ZOLTEK logo]
FOR IMMEDIATE RELEASE
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                       ZOLTEK RESPONDS TO MISSTATEMENTS
                       --------------------------------
                     IN RECENT SECURITIES ANALYST'S REPORT
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         ST. LOUIS, MISSOURI -- APRIL 2, 2009 -- Zoltek Companies, Inc.
(Nasdaq: ZOLT) today responded to material inaccuracies in a research report published March 27, 2009, by Stuart Bush of RBC Capital Markets, entitled "Pricing and Order Pipeline Deteriorates Further; Reiterate Sell." Shortly after releasing the report, Mr. Bush transmitted it to Zsolt Rumy, Zoltek's Chairman and CEO, with a note that read, "Zsolt: If you won't talk with me or allow me on the conference calls, I have to develop my assessment elsewhere: see my latest report below. The investors in the company seem to trust my assessment more than yours."

         Mr. Rumy commented, "Although we typically would not dignify such a report passed off as independent 'research' with any response, this piece was so malicious and contained so much misinformation that we believe the interests of our customers and shareholders demand that we set the record straight. We think this is another example of Bush's lack of understanding of our business and, as noted above, less than professional motives. We are at a loss to understand Bush's statement that the 'outlier strength' in our stock price was attributable to my overly optimistic outlook presented at the JEC industry trade show at which we met with customers and potential customers but did not speak publicly."

         Zoltek cited the following inaccuracies in Bush's report:

         o Bush states that wind turbine manufacturers and blade suppliers are "the key existing and potential customers for Zoltek." While wind energy was the first breakthrough application that validated our low-cost commercialization strategy and will continue to play a substantial role in our business for the foreseeable future, we have regularly advised shareholders that carbon fiber is an enabling material for many applications we are actively pursuing which have the potential to substantially exceed our wind energy volumes. These applications include automotive, deep-sea oil field, non-airframe aerospace and electricity transmission, among others.

         o Contrary to Bush's report, Zoltek never provided specific guidance for fiscal 2009 revenues, although we have shared management's views as to the potential for the business if the Company is successful in translating identified growth opportunities into new long-term contracts. Rather, in recent announcements Zoltek has reiterated that it cannot predict the timing of new contracts and that sales for fiscal 2009 may lag historical growth rates. Zoltek also has advised shareholders that it is not immune from recessionary conditions in the global economy,



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Zoltek Responds To Misstatements In Recent Securities Analyst's Report
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           volatility in raw material and energy costs or fluctuations in foreign currency values. In addition, the Company also noted that downstream carbon fiber adoption and, as a result customer willingness to commit to new long-term supply arrangements, was constrained during the period of industry supply shortages and steep price increases that lasted into fiscal 2007.

         o Although Zoltek regards selling prices for customers under long-term supply agreements to be proprietary confidential information, it should be noted that Bush's statements regarding Zoltek's current selling prices are incorrect by a substantial amount. Zoltek is unable to assess the reliability of the other anecdotal selling price information cited by Bush, however, Zoltek does not believe that it is representative of pricing for significant quantities committed to long-term customers who require certainty of supply and sustainable costs.

         o As a matter of policy, Zoltek does not comment on individual personnel matters. However, after an intensive review, Zoltek recently re-engineered its sales function. The changes have expanded its geographic reach, improved coordination with manufacturing and research and development functions, and made available technical support during and after the sales cycle. Early results are that these changes are being well-received in the market place.

         o Similarly, Zoltek does not comment on discussions with individual customers. Nonetheless, we believe that Bush's reporting regarding Zoltek's existing and potential new customers is inaccurate and misleading in many respects and appears to have been obtained from sources who have questionable motives. Zoltek continues to have the largest capacity and lowest production costs of any carbon fiber manufacturer. Consequently, the Company expects to expand its business with existing customers and win long-term supply relationships with new customers who require an adequate supply of low-cost carbon fiber at sustainable prices.

         In sum, Mr. Rumy added, "It is unfortunate that this individual who apparently has an axe to grind chose us as his target. We continue to appreciate the support from our many loyal customers and shareholders, as well as professional securities analysts. We recognize that we will be judged by our long-term results and we are quite optimistic about our future."
                       FOR FURTHER INFORMATION CONTACT:
                                ZSOLT RUMY, CEO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110


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This press release contains certain statements that constitute
"forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of us, our directors and officers with respect to, among other things: (1) our financial prospects; (2) our growth strategy and operating strategy, including our focus on facilitating acceleration of the introduction and development of mass market applications for carbon fibers; (3) our current and expected future revenue; and (4) our ability to complete financing arrangements that are adequate to fund current operations and our long-term strategy.

This press release also contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, our ability to: (1) penetrate existing, identified and emerging markets, including entering into new supply agreements with large volume customers for wind energy and other high volume commercial applications; (2) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers; (3) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (4) maintain profitable operations; (5) increase our borrowing at acceptable costs; (6) manage changes in customers' forecasted requirements for our products; (7) continue investing in application and market development in a range of industries; (8) manufacture low-cost carbon fibers and profitably market them despite increases in raw material and energy costs; (9) successfully operate our Mexican facility to produce acrylic fiber precursor and add carbon fiber production lines; (10) resolve the pending non-public, fact-finding investigation being conducted by the Securities and Exchange Commission; (11) successfully continue operations at our Hungarian facility if natural gas supply disruptions recur; (12) successfully prosecute patent litigation; and (13) manage the risks identified under "Risk Factors" in our filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.